Intangible Assets	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible Assets
Intangible Assets
Licenses
On occasion, U.S. Cellular reviews attractive opportunities to acquire additional wireless spectrum, including pursuant to FCC auctions. U.S. Cellular also may seek to divest outright or include in exchanges wireless spectrum that is not strategic to its long-term success. Activity related to U.S. Cellular's Licenses is presented below.

	2018	2017
(Dollars in millions)
Balance at beginning of year	$2,223	$1,886
Acquisitions	8	331
Transferred to Assets held for sale[1]	(51)	(10)
Divestitures	(11)	—
Exchanges - Licenses received	18	25
Exchanges - Licenses surrendered	(1)	(9)
Balance at end of year	$2,186	$2,223

[1]	Licenses classified as Assets held for sale in 2018 are included in transactions which closed in the first quarter of 2019.
Auction 1002
In July 2016, the FCC announced U.S. Cellular as a qualified bidder in the FCC's forward auction of 600 MHz spectrum licenses, referred to as Auction 1002. Prior to commencement of the forward auction, U.S. Cellular made an upfront payment to the FCC of $143 million in June 2016 to establish its initial bidding eligibility. In April 2017, the FCC announced by way of public notice that U.S. Cellular was the winning bidder for 188 licenses for an aggregate purchase price of $329 million. U.S. Cellular paid the remaining $186 million to the FCC and was granted the licenses during the second quarter of 2017.
Goodwill Interim Impairment Assessment
Based on 2017 developments, including wireless expansion plans announced by other companies and the results of the FCC’s forward auction of 600 MHz spectrum licenses and other FCC actions, U.S. Cellular anticipated increased competition for customers in its primary operating markets from new and existing market participants over the long term. In addition, the widening adoption of unlimited data plans and other data pricing constructs across the industry, including U.S. Cellular’s introduction of unlimited plans in 2017, may limit the industry’s ability to monetize future growth in data usage. These factors when assessed and considered as part of U.S. Cellular’s annual planning process conducted in the third quarter of each year caused management to revise its long-range financial forecast in the third quarter of 2017. Based on the factors noted above, management identified a triggering event and performed a quantitative goodwill impairment test on an interim basis.
U.S. Cellular used a one-step quantitative approach that compared the fair value of the U.S. Cellular reporting unit to its carrying value. A discounted cash flow approach was used to value the reporting unit, using value drivers and risks specific to U.S. Cellular and the industry and current economic factors. The cash flow estimates incorporated certain assumptions that market participants would use in their estimates of fair value and may not be indicative of U.S. Cellular specific assumptions. However, the discount rate used in the analysis considers any additional risk a market participant might place on integrating the U.S. Cellular reporting unit into its operations.
The results of the interim goodwill impairment test indicated that the carrying value of the U.S. Cellular reporting unit exceeded its fair value. Therefore, U.S. Cellular recognized a loss on impairment of goodwill of $370 million to reduce the carrying value of goodwill to zero in the third quarter of 2017.